UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): June 17, 2014

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

251 E. Front St., Suite 400 Boise, Idaho (Address of principal executive offices)		83706 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

US Ecology, Inc. (the “Company”) hereby amends and supplements the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on June 18, 2014 to include the information required by Item 9.01(a) and Item 9.01(b) of Form 8-K in connection with the acquisition by the Company of all of the outstanding shares of EQ Parent Company, Inc. and its wholly-owned subsidiaries (including EQ Holdings, Inc.) from EQ Group LLC, pursuant to a Stock Purchase Agreement dated April 6, 2014.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Audited consolidated financial statements of EQ Parent Company, Inc. and subsidiaries, which comprise the consolidated balance sheet as of December 31, 2013 and 2012, and the related consolidated statements of operations, stockholder's equity, and cash flows for the years ended December 31, 2013, 2012, and 2011, and the related notes to the consolidated financial statements, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

Unaudited consolidated interim financial statements of EQ Parent Company, Inc. and subsidiaries, which comprise the balance sheet as of March 31, 2014 and the related consolidated statements of operations and cash flows for the three-month periods ended March 31, 2014 and March 31, 2013 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of March 31, 2014 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2013 and for the three months ended March 31, 2014 of US Ecology, Inc. and EQ Parent Company, Inc. are attached hereto as Exhibit 99.4 and incorporated herein by reference. The unaudited pro forma condensed combined financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of the acquisition and is presented for informational purposes only. The unaudited pro forma condensed combined financial information does not reflect the effects of any anticipated changes to be made to the operations of the combined companies in connection with the acquisitions, including synergies and cost savings and does not include one-time charges expected to result from the transaction. The unaudited pro forma condensed consolidated financial information should not be construed to be indicative of future results of operations or financial position.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Plante & Moran, PLLC

99.1	Press Release dated June 18, 2014 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2014)

99.2	Audited consolidated financial statements of EQ Parent Company, Inc. and subsidiaries, which comprise the consolidated balance sheet as of December 31, 2013 and 2012, and the related consolidated statements of operations, stockholder's equity, and cash flows for the years ended December 31, 2013, 2012, and 2011, and the related notes to the consolidated financial statements

99.3	Unaudited consolidated interim financial statements of EQ Parent Company, Inc. and subsidiaries, which comprise the consolidated balance sheet as of March 31, 2014 and the related consolidated statements of operations and cash flows for the three-month periods ended March 31, 2014 and March 31, 2013

99.4	Unaudited pro forma condensed combined balance sheet as of March 31, 2014 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2013 and for the three months ended March 31, 2014 of US Ecology, Inc. and EQ Parent Company, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US ECOLOGY, INC.

Date: August 29, 2014	By:/s/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President & Chief Financial Officer

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